Exhibit 10.61

SECOND

LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

between

SBA PROPERTIES, INC.

as Initial Borrower

and

SBA TOWERS, INC.,

SBA PUERTO RICO, INC.,

SBA SITES, INC.,

SBA TOWERS USVI, INC.,

and

SBA STRUCTURES, INC.

as Additional Borrowers

and

MIDLAND LOAN SERVICES, INC.,

as Servicer on behalf of LaSalle Bank National Association, as Trustee dated as of November 6, 2006

TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01	Definitions.	2

	ARTICLE II

	2006-1 COMPONENT DETAILS

Section 2.01	2006-1 Component Details.	5

	ARTICLE III

	MORTGAGE LOAN INCREASE

Section 3.01	Loan Increase.	7
Section 3.02	Use of Proceeds.	8
Section 3.03	Funding of Reserves.	8

	ARTICLE IV

	ADDITION OF ADDITIONAL BORROWERS

Section 4.01	Election.	8
Section 4.02	Further Assurances.	10
Section 4.03	Joinder.	10
Section 4.04	Representations and Warranties.	11
Section 4.05	Additional Representations, Warranties and Covenants of the Borrowers	12
Section 4.06	Amendments to the Loan Agreement Schedules.	14

	ARTICLE V

	SUBSTITUTION OF SITES

Section 5.01	Substitution of Sites.	14
Section 5.02	Amendment of Exhibits.	15

	ARTICLE VI

	AMENDMENT OF THE LOAN AGREEMENT
Section 6.01	Indebtedness.	15
Section 6.02	Monthly Reporting.	15
Section 6.03	Definitions.	15

	ARTICLE VII

	GENERAL PROVISIONS
Section 7.01	Governing Law.	15
Section 7.02	Severability.	16
Section 7.03	Counterparts.	16

	ARTICLE VIII

	APPLICABILITY OF LOAN AND SECURITY AGREEMENT
Section 8.01	Applicability	16

SECOND LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

This LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT (this “Loan Agreement Supplement”) is dated as of November 6, 2006, and entered into by and among SBA PROPERTIES, INC., a Florida corporation (the “Initial Borrower”), SBA TOWERS, INC., a Florida corporation (“Towers”), SBA PUERTO RICO, INC., a Florida corporation (“PR”), SBA SITES, INC., a Florida corporation (“Sites”), SBA TOWERS USVI, INC., a U.S. Virgin Islands corporation (“USVI”), and SBA STRUCTURES, INC., a Florida corporation (“Structures”, and collectively with Towers, PR, Sites, USVI, the “Additional Borrowers”), and MIDLAND LOAN SERVICES, INC., as Servicer (the “Servicer”), on behalf of LASALLE BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”) under that certain Trust and Servicing Agreement (the “Trust Agreement”) dated as of November 18, 2005 among SBA CMBS-1 DEPOSITOR LLC (the “Depositor”), the Servicer, ABN AMRO BANK, N.V., as Fiscal Agent, and the Trustee.

RECITALS

WHEREAS, the Initial Borrower entered into an Amended and Restated Loan and Security Agreement, dated as of November 18, 2005 (the “Loan Agreement”), between the Initial Borrower and the Depositor;

WHEREAS, the Depositor assigned all of its right, title and interest in the Loan Agreement to the Trustee on behalf of the Certificateholders pursuant to the Trust Agreement and the Servicer is authorized to enter into this Loan Agreement Supplement on behalf of the Trustee pursuant to Section 3.25 of the Trust Agreement;

WHEREAS, the Initial Borrower and each Additional Borrower intend to, and the Lender has agreed to, add each Additional Borrower as a Borrower under the Loan Agreement in accordance with Section 2.3 of the Loan Agreement, and each Additional Borrower has agreed to become a Borrower thereunder and be bound by and perform all of the obligations of a Borrower under the Loan Agreement and the other Loan Documents;

WHEREAS, upon the addition of the Additional Borrowers in accordance with Section 2.3 of the Loan Agreement, the properties (including land and Improvements) and all related facilities that are owned or leased by the Additional Borrowers will become Additional Borrower Sites under the Loan Agreement, as provided for therein;

WHEREAS, the Borrowers intend to substitute certain Sites for certain Replacement Sites and Replacement Other Pledged Sites in accordance with Section 11.5 and Section 11.6 of the Loan Agreement;

WHEREAS, the Borrowers desire to effect a Loan Increase (the “Initial Loan Increase”) pursuant to Section 3.2 of the Loan Agreement, in an amount totaling $1,150,000,000, in the form of nine (9) separate components designated as 2006-1A (“Component 2006-1A”), 2006-1B (“Component 2006-1B”), 2006-1C (“Component 2006-1C”), 2006-1D (“Component 2006-1D”), 2006-1E

(“Component 2006-1E”), 2006-1F (“Component 2006-1F”), 2006-1G (“Component 2006-1G”), 2006-1H (“Component 2006-1H”) and 2006—1J (“Component 2006—1J” and, collectively with Component 2006-1A, Component 2006-1B, Component 2006-1C, Component 2006-1D, Component 2006-1E, Component 2006-1F and Component 2006-1G, the “2006-1 Components”), and the Lender has agreed to the Initial Loan Increase and to advance the amount of the Initial Loan Increase;

WHEREAS, the 2006-1 Components constitute Components as defined in the Loan Agreement;

WHEREAS, the Initial Borrower, the Additional Borrowers and the Lender have agreed to treat each Component as a separate loan for U.S. federal income tax purposes;

WHEREAS, the Initial Borrower, the Additional Borrowers and Lender have agreed to certain amendments to the Loan Agreement;

WHEREAS, the Initial Borrower, the Additional Borrowers and Lender intend these recitals to be a material part of this Agreement; and

WHEREAS, all things necessary to make this Loan Agreement Supplement the valid and legally binding obligation of the Initial Borrower and the Additional Borrowers in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meaning ascribed to such term in the Loan Agreement. All words and phrases defined in the Loan Agreement shall have the same meaning in this Loan Agreement Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Loan Agreement Supplement unless the context clearly requires otherwise:

“2005-1 Notes” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2006-1 Components” shall have the meaning ascribed to it in the Recitals hereto.

“2006-1 Notes” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b) hereof.

“Applicable Premium” shall mean the amounts set forth in the table below opposite the applicable Component of the Mortgage Loan:

Component	Applicable Premium
Component 2006-1A	0.00%
Component 2006-1B	0.15%
Component 2006-1C	0.25%
Component 2006-1D	0.50%
Component 2006-1E	0.65%
Component 2006-1F	1.00%
Component 2006-1G	1.50%
Component 2006-1H	2.00%
Component 2006-1J	2.00%

“Certificates” means the Series 2006-1 certificates issued by the SBA CMBS Trust pursuant to the Trust Agreement corresponding to the 2006-1 Components.

“Component 2006-1A” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1B” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1C” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1D” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1E” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1F” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1G” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1H” shall have the meaning ascribed to it in the Recitals hereto.

“Component 2006-1J” shall have the meaning ascribed to it in the Recitals hereto.

“Component Rate” means, for any Component, the rate per annum set forth in the appropriate column corresponding to such Component in Section 2.01(a)(i) hereof.

“Date of Issuance” shall mean, with respect to each 2006-1 Component, November 6, 2006.

“Initial Increase Reserve Account” shall have the meaning ascribed to it in Section 2.01(a)(v) hereof.

“Initial Purchasers” shall mean Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc.

“Maturity Date” shall have the meaning ascribed to it, with respect to the 2006-1 Components, in Section 2.01(a)(iii) hereof, and with respect to the 2006-1 Notes, in Section 3.01(b) hereof.

“Mortgage File” shall have the meaning ascribed to it in the Trust Agreement.

“Note 2006-1A” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1B” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1C” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1D” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1E” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1F” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1G” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Note 2006-1H” shall have the meaning ascribed to it Section 3.01(b) hereof.

“Offering Memorandum” shall mean the Offering Memorandum dated October 30, 2006, relating to the offering and sale of the Certificates.

“Post-ARD Additional Interest Rate” shall have the meaning ascribed to it in Section 2.01(a)(ii) hereof.

“Purchase Agreement” shall mean the Purchase Agreement, dated October 30, 2006, relating to the purchase by the Initial Purchasers of the Certificates.

“Related Party” shall have the meaning ascribed to it in Section 4.05(a)(i) hereof.

“Swap Rate” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

“Yield Maintenance” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Loan Agreement Supplement.

In the event that any term or provision contained herein with respect to the 2006-1 Components shall conflict with or be inconsistent with any term or provision contained in the Loan Agreement, the terms and provisions of this Loan Agreement Supplement shall govern.

ARTICLE II

2006-1 COMPONENT DETAILS

Section 2.01 2006-1 Component Details. (a) The 2006-1 Components authenticated and delivered under this Loan Agreement Supplement shall consist of nine (9) separate Components, each having:

(i) the designation, Component Principal Balance and Component Rate set forth below.

Component	Initial Component Principal Balance	Component Rate
2006-1A	$439,420,000	5.314%
2006-1B	$106,680,000	5.451%
2006-1C	$106,680,000	5.559%
2006-1D	$106,680,000	5.852%
2006-1E	$36,540,000	6.174%
2006-1F	$81,000,000	6.709%
2006-1G	$121,000,000	6.904%
2006-1H	$81,000,000	7.389%
2006-1J	$71,000,000	7.825%

(ii) Post-ARD Additional Interest Rate determined by the Servicer to be the greater of (i) 5% and (ii) the amount, if any, by which the sum of the following exceeds the Component Rate for such Component: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association) on such Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years plus (y) the “Spread” set forth below in the appropriate row corresponding to such Component plus (z) five percent (5%):

Component	Spread
2006-1A	0.27%
2006-1B	0.41%
2006-1C	0.52%
2006-1D	0.82%
2006-1E	1.15%
2006-1F	1.70%
2006-1G	1.90%
2006-1H	2.40%
2006-1J	2.85%

(iii) a Maturity Date which is the Due Date occurring in November 2036 or such earlier date on which the final payment of principal of the Notes becomes due and payable as provided in the Loan Agreement, whether at such stated Maturity Date, by acceleration, or otherwise.

(iv) Yield Maintenance, which for the 2006-1 Components shall be in an amount equal to the excess, if any, of (x) the present value as of the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest that the Borrowers would otherwise be required to pay on the applicable Component (or portion thereof) on the related Due Date from the date of such prepayment to and including the first Due Date that is nine months prior to the Anticipated Repayment Date with respect to such Component absent such prepayment, assuming the entire unpaid Principal Amount of such Component is required to be paid on such Due Date, with such present value being determined by the use of a discount rate equal to the sum of (a) if the period between the Distribution Date relating to such prepayment and the Distribution Date that occurs nine months prior to the Distribution Date related to the Anticipated Repayment Date for such Component (the “Prepayment Premium Period”) is two years or more, the mid-market swap rate appearing on page 19901 of the Telerate service (or any successor service), adjusted for monthly compounding (the “Swap Rate”) or, if the Prepayment Period is less than two years, the rate derived from the Eurodollar Synthetic Forward Curve (the “EDSF Rate”) appearing on Bloomberg page EDSF (or any successor service), corresponding to the Prepayment Premium Period (which may be determined by interpolating linearly between two Swap Rates, two EDSF rates or a Swap Rate and an EDSF Rate, as applicable) plus (b) the Applicable Premium over (y) the Component Principal Balance of such Component (or portion thereof) on the date of such prepayment.

(v) Interest shall accrue on the 2006-1 Components and the corresponding Notes from the date hereof. An amount equal to interest for the period from the date hereof until the Distribution Date in November, 2006 shall be deposited on the date hereof in the Initial Increase Reserve Account and applied by the Lender to the payment of such interest on the Due Date in December, 2006. No interest will be payable on the 2006-1 Components on the Due Date in November, 2006.

(b) There are no Scheduled Principal Payments in respect of any of the 2006-1 Components, and the Borrowers shall not be required to pay any principal on any of the 2006-1 Components prior to the Due Date in November 2011 (such Payment Date, the “Anticipated Repayment Date”), other than after the occurrence and during the continuation of an Amortization Period or an Event of Default as provided in the Loan Agreement or as otherwise required under the terms of the Loan Documents.

ARTICLE III

MORTGAGE LOAN INCREASE

Section 3.01 Loan Increase. (a) Pursuant to Section 3.2 of the Loan Agreement, the Lender and the Borrowers agree to the Initial Loan Increase, to be divided into the Components described in Section 2.01.

(b) On the date hereof, each Borrower shall execute and deliver to the Trustee a promissory note payable to the order of the Trustee, evidencing each Component, including: a Note in the initial principal amount equal to $439,420,000 (“Note 2006-1A”), a Note in the initial principal amount equal to $106,680,000 (“Note 2006-1B”), a Note in the initial principal amount equal to $106,680,000 (“Note 2006-1C”), a Note in the initial principal amount equal to $106,680,000 (“Note 2006-1D”), a Note in the initial principal amount equal to $36,540,000 (“Note 2006-1E”), a Note in the initial principal amount equal to $81,000,000 (“Note 2006-1F”), a Note in the initial principal amount equal to $121,000,000 (“Note 2006-1G”), a Note in the initial principal amount equal to $81,000,000 (“Note 2006-1H”) and a Note in the initial principal amount equal to $71,000,000 (“Note 2006-1J”, along with Note 2006-1A, Note 2006-1B, Note 2006-1C, Note 2006-1D, Note 2006-1E, Note 2006-1F, and Note 2006-1G, the “2006-1 Notes”). The 2006-1 Notes shall bear interest on the unpaid principal amount thereof at the applicable Component Rates set forth in Section 2.1(a) hereof and have a Maturity Date that is the Due Date occurring in November 2036. The Initial Borrower and each Additional Borrower shall also, on the date hereof, execute and deliver to the Trustee in exchange for the Note 2005-1A, Note 2005-1B, Note 2005-1C, Note 2005-1D and Note 2005-1E executed and delivered to the Trustee by the Initial Borrower on the Closing Date (the “2005-1 Notes”) an amended and restated Note 2005-1A, Note 2005-1B, Note 2005-1C, Note 2005-1D and Note 2005-1E, payable to the order of the Trustee, under which each Borrower agrees to be jointly and severally liable for the payment of all amounts payable thereunder.

(c) The Borrowers hereby represent and warrant to the Lender that each condition of Section 3.2 of the Loan Agreement in respect of the Initial Loan Increase has been satisfied, as of the date hereof.

(d) The parties hereto agree that the date hereof is an Allocated Loan Amount Determination Date, pursuant to Section 11.8 of the Loan Agreement, the Servicer has determined the Allocated Loan Amounts for each Site after giving effect to the Addition of the Additional Borrower Sites, and the Initial Loan Increase, as described herein, based on information provided to it by the Manager, and until any subsequent Allocated Loan Amount Determination Date, such Allocated Loan Amounts shall be as set forth on Exhibit A hereto.

Section 3.02 Use of Proceeds. (a) The proceeds from the sale of the Certificates shall be used to fund the Initial Mortgage Loan Increase and the proceeds of the Initial Mortgage Loan Increase shall be used to (i) pay all recording fees and taxes, title insurance premiums, the reasonable out of pocket costs and expenses incurred by Lender, including reasonable legal fees and expenses of counsel to Lender, and other costs and expenses approved by Lender (which approval will not be unreasonably withheld or delayed) related to the Components; (ii) fund the reserve deposits described in Section 3.03 hereof; (iii) pay all fees and expenses incurred by the Initial Borrower and the Additional Borrowers; and (iv) to make a cash distribution to each Borrower.

Section 3.03 Funding of Reserves. (a) Pursuant to Section 6.3 of the Loan Agreement, on the date hereof, the Borrowers shall deposit with Central Account Bank $3,330,019 for deposit in the Impositions and Insurance Reserve as required in connection with the Addition of the Additional Borrower Sites hereunder, and has delivered to Lender an Officer’s Certificate setting forth in reasonable detail the calculation of the forgoing.

(b) Pursuant to Section 6.2 of the Loan Agreement, on the date hereof, the Borrowers shall deposit with Central Account Bank $4,164,162 for deposit in the Advance Rents Reserve Sub-Account in connection with the Addition of the Additional Borrower Sites hereunder.

(c) The Lender shall designate a Sub-Account of the Central Account to be the “Initial Loan Increase Reserve Account”. On the date hereof, the Borrowers shall deposit an amount equal to the amount of interest that will accrue on the 2006-1 Components from the date hereof to but excluding the Distribution Date in November 2006 (such amount, “Initial Loan Increase Reserve”). The Initial Loan Increase Reserve shall be a Reserve under the Loan Agreement, and shall be applied by the Lender on the Due Date in December 2006 to the payment of such interest.

(d) The deposits into the Reserves described in clauses (a), (b) and (c) above shall occur by deduction from the amount of the Initial Loan Increase disbursed to the Borrowers pursuant to Section 3.02 hereof on the date hereof. Notwithstanding such deductions, the Initial Loan Increase contemplated hereby shall be deemed for all purposes to be fully disbursed.

ARTICLE IV

ADDITION OF ADDITIONAL BORROWERS

Section 4.01 Election. (a) Pursuant to Section 2.3 of the Loan Agreement, the Initial Borrower elects to cause each Additional Borrower to assume and become jointly and severally liable under the Notes, the Loan Agreement and the other Loan Documents, and each Additional Borrower hereby covenants and agrees upon the execution and delivery of this Loan Agreement Supplement by such Additional Borrower:

(i) such Additional Borrower shall be a Borrower jointly and severally liable under the Loan Agreement and each of the other Loan Documents, and shall be entitled to all of the respective rights and privileges, and subject to all of the respective duties and obligations of a Borrower thereunder,

(ii) such Additional Borrower shall perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Borrower and shall be bound by all of the provisions of the Loan Agreement and the other Loan Documents as if it had been an original party to such agreements,

(b) On the date hereof, each Additional Borrower shall assume and become jointly and severally obligated under the 2005-1 Notes in accordance with Section 3.01(b) hereof and shall enter into the following other Loan Documents:

(i) Joinder to the Cash Management Agreement, dated as of November 6, 2006, among the Borrowers, the Servicer, the Manager and the Trustee;

(ii) the Deeds of Trust;

(iii) Joinder to the Environmental Indemnity, dated as of November 6, 2006, from the Borrowers in favor of the Trustee;

(iv) Joinder and Amendment to the Management Agreement, dated as of November 6, 2006, among the Borrower, the Parent and the Manager;

(v) Joinder to the Assignment and Subordination of the Management Agreement, dated as of November 6, 2006, executed by the Borrowers and the Manager;

(vi) Contribution and Subrogation Agreement, dated as of November 6, 2006, among the Borrowers;

(vii) Joinder to the Advance and Reimbursement Agreement, dated as of November 6, 2006, among the Borrowers, the Servicer and the Trustee;

(viii) Deposit Account Control Agreement, dated as of November 6, 2006, among PR, the Servicer, the Trustee and Wachovia Bank, N.A.;

(ix) Deposit Account Control Agreement, dated as of November 6, 2006, among Sites, the Servicer, the Trustee and Wachovia Bank, N.A.;

(x) Deposit Account Control Agreement, dated as of November 6, 2006, among USVI, the Servicer, the Trustee and Wachovia Bank, N.A.;

(xi) Deposit Account Control Agreement, dated as of November 6, 2006, among Structures, the Servicer, the Trustee and Wachovia Bank, N.A.; and

(xii) the Financing Statements.

(c) Each Additional Borrower hereby pledges, assigns and grants to Lender a security interest in and to all of such Additional Borrower’s fixtures and personal property including, but not limited to all, (i) equipment in all forms, now or hereafter existing, all parts thereof and all accessions thereto, including but not limited to machinery, towers, satellite receivers, antennas, headend electronics, furniture, motor vehicles, aircraft and rolling stock, (ii) such Additional Borrower’s fixtures now existing and or hereafter acquired, all substitutes and replacements therefore, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection with the fixtures on or above all Sites and all other real property now owned or hereafter acquired by such Additional Borrower and all substitutes and replacements for, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and all proceeds, products, and increases of, any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described herein), (iii) accounts now or hereafter existing, (iv) inventory now or hereafter existing, (v) general intangibles (other than Site Management Agreements) now or hereafter existing, (vi) investment property now or hereafter existing, (vii) deposit accounts now or hereafter existing, (viii) chattel paper now or hereafter existing, (ix) instruments now owned or hereafter existing, (x) Site Management Agreements now or hereafter existing (including all rights to payment thereunder, but excluding any other rights that cannot be assigned without third party consent under such Site Management Agreements), and (xi) the equity interests of any subsidiary of such Additional Borrower now owned or hereafter existing and the proceeds of the foregoing, as security for the payment and performance of all of the Obligations.

(d) Each Additional Borrower hereby represents and warrants that it has satisfied (i) all of the provisions of Section 11.7(A) with respect to each of its Additional Borrower Sites that is to be a Mortgaged Site and has delivered an Officer’s Certificate dated the date hereof to that effect to the Servicer and (ii) all of the provisions of Section 11.7(B) with respect to each of its Additional Borrower Sites that is to be an Other Pledged Site and has delivered an Officer’s Certificate dated the date hereof to that effect to the Servicer.

Section 4.02 Further Assurances. (a) Each of the Initial Borrower and the Additional Borrowers hereby agree that they will deliver to and deposit with, or cause to be delivered to and deposited with, the Servicer such documents and agreements as reasonably requested to evidence the Addition of the Additional Borrower Sites of the Additional Borrowers or as are required to be delivered by the Borrowers pursuant to Section 2.01 of the Trust Agreement in connection with such Addition, this Initial Loan Increase, or the addition of the Additional Borrowers, including, without limitation (i) the documents with respect to the Initial Loan Increase or addition of the Additional Borrowers required for the Mortgage File pursuant to Section 2.01(e) and (ii) originals or copies of all other documents, certificates and opinions in the possession or under the control of the Borrowers with respect to the Initial Loan Increase or addition of the Additional Borrowers and that are necessary for the ongoing servicing and administration of the Loan (or, if any of the foregoing items are not in the actual possession of the Borrowers, as soon as reasonably practical, but in any event within 90 days after the date of the Addition)

Section 4.03 Joinder. All references to Borrower or Borrowers contained in the Loan Agreement and the Loan Documents are hereby deemed, for all purposes to refer to and include each of the Additional Borrowers as a Borrower.

Section 4.04 Representations and Warranties. (a) Each Borrower hereby represents and warrants to the Lender that, as to itself and its Additional Borrower Sites, each of the representations and warranties set forth in Article IV of the Loan Agreement, other than Section 4.30, is true as of the date hereof.

(b) Each Borrower hereby represents and warrants to the Lender that, as to itself, each of the representations and warranties set forth in Section 9.1 of the Loan Agreement, is true as of the date hereof.

(c) The Initial Borrower and the Additional Borrowers hereby represent and warrant to the Lender that each condition of Section 2.3 of the Loan Agreement has been satisfied, as of the date hereof.

(d) The Initial Borrower and the Additional Borrowers hereby represent and warrant to the Lender, with respect to the Sites generally, including the Additional Borrower Sites:

(i) With respect to Sites generating at least 70% of the Annualized Run Rate Net Cash Flow of all Sites as of October 1, 2006, the Sites are Owned Sites or Ground Lease Sites where the Ground Lease (or the applicable Estoppel) requires that, if there shall be a monetary default by the Borrower under the Ground Lease, Ground Lessor shall accept the cure thereof by Lender within fifteen (15) days after the expiration of any grace period provided to Borrower under the Lease to cure such default prior to terminating the Ground Lease. If there shall be a non-monetary default by the Borrower under the Ground Lease, Ground Lessor shall accept the cure thereof by Lender within thirty (30) days after the expiration of any grace period provided to Borrower under the Ground Lease to cure such default prior to terminating the Ground Lease.

(ii) At least 70% of the Annualized Run Rate Net Cash Flow of all Sites as of October 1, 2006 is represented by the Owned Sites plus Ground Lease Sites which have a term (including all available extensions) that extends not less than ten (10) years beyond the Maturity Date of the Components with the numerical designation 2006-1.

(iii) At least 70% of the Annualized Run Rate Net Cash Flow of all Sites as of October 1, 2006 is represented by the Owned Sites plus Ground Lease Sites where the Ground Lease (or the applicable Estoppel) requires the Lender to have the right to exercise any rights of the Borrower under the Ground Lease, including the right to exercise any renewal option(s) or purchase options(s), and such Ground Leases may not be amended in any respect which would be reasonably likely to have a material adverse effect on Lender’s interest therein or surrendered, terminated, or cancelled, in each case, without the prior written consent of Lender.

(iv) With respect to Sites generating at least 70% or more of the Annualized Run Rate Net Cash Flow of all Sites as of October 1, 2006, the Sites are Owned Sites or Ground Lease Sites where the Ground Lease (or the applicable Estoppel) requires that, if such Ground Lease is terminated as result of a Borrower default under such Ground Lease or is rejected in any bankruptcy proceeding, Ground Lessor will be obligated to enter into a new lease with Lender or its designee on the same terms as the Ground Lease within fifteen (15) days of Lender’s request made within thirty (30) days of notice of such termination or rejection, provided Lender pays all past due amounts under the Ground Lease. The foregoing is not applicable to normal expirations of the Ground Lease term.

(v) The requirements of Sections 11.5(K) and 11.6(L) of the Loan Agreement are satisfied such that Rating Agency Confirmation is not required under such sections.

Section 4.05 Additional Representations, Warranties and Covenants of the Borrowers

(a) Each of the Initial Borrower and the Additional Borrowers hereby represents, warrants, and covenants to the Lender that, as to itself, from the date of such entity’s formation, and until such time as all Obligations are paid in full, that the Initial Borrower or Additional Borrower:

(i) except for capital contributions and distributions properly reflected on the books and records of such entity, has not entered and shall not enter into any contract or agreement with any of its Affiliates, constituents, or owners, or any guarantors of any of its obligations or any Affiliate of any of the foregoing (individually, a “Related Party” and collectively, the “Related Parties”), except upon terms and conditions that are commercially reasonable and substantially similar to those available in an arm’s-length transaction with an unrelated party;

(ii) has paid and shall pay all of its debts and liabilities from its own assets, except as contemplated by the Loan Documents from the date hereof with respect to the Borrower Parties;

(iii) has done and shall do or caused to be done and shall cause to be done all things necessary to observe all organizational formalities applicable to it and to preserve its existence;

(iv) has maintained and shall maintain all of its books, records, financial statements and since the date of incorporation or formation, as the case may be, its bank accounts separate from those of any other Person;

(v) has been and shall be, and at all times has held and shall hold itself out to the public as, a legal entity separate and distinct from any other Person (including any Affiliate or other Related Party);

(vi) has corrected and shall correct any known misunderstanding regarding its status as a separate entity;

(vii) has conducted and shall conduct all of its business and has held and shall hold all of its assets in its own name;

(viii) has not identified and shall not identify itself or any of its affiliates as a division or part of the other;

(ix) has maintained and utilized and shall maintain and utilize separate stationery, invoices and checks bearing its own name;

(x) has not commingled and shall not commingle its funds or other assets with those of any other Person, except as contemplated by the Loan Documents from the date hereof with respect to the Borrower Parties, and has held all of its funds or other assets in its own name other than any improper deposits by third parties which have been promptly corrected;

(xi) has not guaranteed or become obligated for the debts of any other Person with respect to debts that are still outstanding or, in the case of the Additional Borrowers, will not be discharged as a result of the closing of the Initial Loan Increase, other than the Loan and shall not guaranty or become obligated for the debts of any other Person, except as contemplated by the Loan Documents from the date hereof with respect to the Borrower Parties;

(xii) has not held itself out as being responsible for the debts or material obligations of any other Person with respect to debts or obligations that are still outstanding or will not be discharged as a result of the Initial Loan Increase other than the Loan and shall not hold itself out as being responsible for the debts or material obligations of any other Person, except as contemplated by the Loan Documents from the date hereof with respect to the Borrower Parties;

(xiii) has allocated and shall allocate fairly and reasonably any overhead expenses that have been shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate or Related Party;

(xiv) has not pledged its assets to secure the obligations of any other Person with respect to obligations that are still outstanding or will not be discharged as a result of the Initial Loan Increase other than the Loan and shall not pledge its assets to secure the obligations of any other Person, except as contemplated by the Loan Documents from the date hereof with respect to the Borrower Parties;

(xv) has maintained and shall maintain adequate capital in light of its contemplated business operations;

(xvi) has not incurred any indebtedness that is still outstanding and shall not incur any indebtedness other than indebtedness that is permitted under the Loan Documents; and

(xvii) has not had any of its obligations guaranteed by an affiliate, except for guarantees that have been either released or discharged (or that will be discharged as a result of the Initial Loan Increase) or guarantees that are expressly contemplated by the Loan Documents.

Section 4.06 Amendments to the Loan Agreement Schedules.

(a) The parties hereto agree that Schedule 1 of the Loan Agreement is hereby amended and restated in its entirety by Schedule 1 hereto.

(b) The parties hereto agree that Schedule 4 of the Loan Agreement is hereby amended and restated in its entirety by Schedule 4 hereto.

(c) The parties hereto agree that Schedule 4.1(C) of the Loan Agreement is hereby amended and restated in its entirety by Schedule 4.1(C) hereto.

(d) The parties hereto agree that Schedule 4.19 of the Loan Agreement is hereby amended and restated in its entirety by Schedule 4.19 hereto.

(e) The parties hereto agree that Schedules 4.25 and 4.26 of the Loan Agreement are hereby amended and restated in their entirety by Schedules 4.25 and 4.26, respectively, hereto.

ARTICLE V

SUBSTITUTION OF SITES

Section 5.01 Substitution of Sites.

(a) Pursuant to Section 11.5 of the Loan Agreement, the Borrowers hereby elect a Substitution of the Substituted Sites designated on Exhibit C-1 hereto with the Replacement Sites designated thereon.

(b) The Borrowers hereby represent and warrant to the Lender that each condition of Section 11.5 of the Loan Agreement in respect of the Substitution of the Replacement Sites for the Substituted Sites has been satisfied, other than clause (M) thereof, as of the date hereof.

(c) Pursuant to Section 11.6 of the Loan Agreement, the Borrowers hereby elect an Other Pledged Site Substitution of the Substituted Other Pledged Sites designated on Exhibit D-1 hereto with the Replacement Other Pledged Sites designated thereon.

(d) The Borrowers hereby represent and warrant to the Lender that each condition of Section 11.6 of the Loan Agreement in respect of the Other Pledged Site Substitution of the Replacement Other Pledged Sites for the Substituted Other Pledged Sites has been satisfied, other than clause (K) thereof, as of the date hereof.

(e) The Lender hereby accepts the Substitutions described in the foregoing and waives compliance with Section 11.5(M) and Section 11.6(K) of the Loan Agreement.

(f) The parties hereto agree that the date hereof is an Allocated Loan Amount Determination Date, pursuant to Section 11.8 of the Loan Agreement, the Servicer has determined the Allocated Loan Amounts for each Site after giving effect to the Addition of the

Additional Borrower Sites, and the Initial Loan Increase, as described herein, based on information provided by the Manager, and until any subsequent Allocated Loan Amount Determination Date, such Allocated Loan Amounts shall be as set forth on Exhibit A hereto.

Section 5.02 A mendment of Exhibits. (i) The parties hereto agree that Exhibits C and D of the Loan Agreement are hereby amended and restated in their entirety by Exhibits C and D hereto.

ARTICLE VI

AMENDMENT OF THE LOAN AGREEMENT

Section 6.01 Indebtedness. The parties hereto agree that Section 5.14(B) of the Loan Agreement is hereby amended and restated such that the amount $5,000,000 in clause (ii) thereof shall be replaced by the amount $10,000,000, and the amount $10,000,000 in clause (b) to the proviso to such Section 5.14(B) shall be replaced by the amount $20,000,000.

Section 6.02 Monthly Reporting. (a) The parties hereto agree that Section 5.1(A)(iv) of the Loan Agreement is hereby amended and restated such that the parenthetical “(which shall include budgeted and, commencing with the first full calendar month following the one year anniversary of the Closing Date, last year results for the same year-to-date period)” shall be amended to read “(which shall include budgeted and, commencing with (x) the first full calendar month following the one year anniversary of the Closing Date, or, (y) with respect to any Additional Site or Additional Borrower Site, the first full calendar month following the one year anniversary of the Addition of such Site, last year results for the same year-to-date period)”.

Section 6.03 Definitions.

(a) The parties hereto agree that the definition of “Annualized Run Rate Net Cash Flow” in Section 1.01 of the Loan Agreement is hereby amended such that the phrase “ten percent 10% of the” in clause (iii) thereof shall be replaced with the words “the product of the Management Fee Rate and the”.

(b) The parties hereto agree that the following definition shall be inserted, in alphabetical order, in Section 1.01 of the Loan Agreement:

“Management Fee Rate” means 7.5% so long as SBA Network Management, Inc., or an affiliate thereof, is the Manager, and otherwise shall be such amount not to exceed 10% that is agreed to by the successor manager.

ARTICLE VII

GENERAL PROVISIONS

Section 7.01 Governing Law. THIS LOAN AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE INITIAL BORROWER AND EACH OF THE

ADDITIONAL BORROWERS IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS LOAN AGREEMENT SUPPLEMENT.

Section 7.02 Severability. In case any provision in this Loan Agreement Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.03 Counterparts. This Loan Agreement Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE VIII

APPLICABILITY OF LOAN AND SECURITY AGREEMENT

Section 8.01 Applicability. The provisions of the Loan and Security Agreement are hereby ratified, approved and confirmed, as supplemented by this Loan Agreement Supplement. The representations, warranties and covenants contained in the Loan and Security Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Initial Borrower, each Additional Borrower and the Servicer, on behalf of the Trustee, have caused this Loan Agreement Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

SBA PROPERTIES, INC.,
as Initial Borrower

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title:	Senior Vice President

SBA TOWERS, INC.,
as Additional Borrower

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title:	Senior Vice President

SBA PUERTO RICO, INC.,
as Additional Borrower

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title	Senior Vice President

SBA SITES, INC.,
as Additional Borrower

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title	Senior Vice President

SBA TOWERS USVI, INC.,
as Additional Borrower

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title	Senior Vice President

SBA STRUCTURES, INC.,
as Additional Borrower

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title	Senior Vice President

MIDLAND LOAN SERVICES, INC.,
as Servicer, on behalf of LaSalle Bank National Association, as Trustee

By:	/s/ Lawrence D. Ashley
Name:	Lawrence D. Ashley
Title:	Senior Vice President